EXHIBIT 10.1

AMENDMENTS TO SENIOR SECURED NOTES
OF INSITE VISION INCORPORATED

December 22, 2006

This Amendment Agreement (this “Agreement”) is made as of December 22, 2006 by and among InSite Vision Incorporated, a Delaware corporation (the “Company”), and each of the holders (the “Holders”) of the Company’s senior secured notes, dated as of December 30, 2005 and January 11, 2006 (the “Notes”).

Reference is also made to the Amended and Restated Security Agreement, dated as of December 30, 2005, by and among the Company, The Bank of New York, N.A. (the “Collateral Agent”) and S. Kumar Chandrasekaran, Ph.D (the “Security Agreement”) and the Collateral Agency and Intercreditor Agreement, dated as of December 30, 2005, by and among the Company, the Collateral Agent and the Holders (the “Intercreditor Agreement,” and together with the Notes and the Security Agreement, the “Loan Documents”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Loan Documents.

The undersigned Holders, constituting the Requisite Holders under the Loan Documents, hereby amend the Notes as follows:

(i) The term “Extended Maturity Date” shall mean February 15, 2007 or, in the event consented to in writing by the Requisite Holders in their sole discretion prior to February 15, 2007 and consented to by the Company, March 31, 2007;

(ii) The clause “as reflected in the Company’s 2006 budget, a copy of which has been provided to Paramount BioCapital, Inc.” at the end of Section 6(C)(ii) shall be amended and restated to state “consistent with such payments made or approved by the Company in 2006, which payments were based on the Company’s 2006 budget, a copy of which was previously provided to Paramount BioCapital, Inc.”; and

(iii) The following paragraph shall be added to the end of Section 10: “The Company shall not sell or issue any equity securities in any transaction or series of transactions without the prior written consent of the Requisite Holders, other than under employee stock option plans, stock purchase plans and pursuant to the exercise of warrants, in each case, in effect as of the date hereof or under other existing commitments to issue equity securities outstanding as of the date hereof.”

The Holders confirm that the above amendments to the Notes, the effect thereof and the Maker’s actions consistent herewith, shall not constitute an Event of Default or an Event of Acceleration. Except as specifically set forth herein, nothing in this Agreement shall be deemed to prejudice any right or remedy that a Holder may have in the future under the Notes or the Loan Documents. Except as expressly set forth herein, the terms, provisions and conditions of the Notes and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

In order to induce the Holders to enter into this Agreement, the Company, by its execution of a counterpart of this Agreement, represents and warrants that after giving effect to the amendments contemplated by this Agreement, no Event of Acceleration exists under the Notes. Promptly following the date hereof, the Company shall reimburse the Holders for the reasonable fees and expenses of one special counsel to the Requisite Holders actually incurred in an amount not to exceed $8,000.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The Amendment set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company and the Holders constituting the Requisite Holders.

THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Signature Page Follows]

INSITE VISION INCORPORATED, a Delaware corporation

By:
Name:
Title:

HOLDERS OF NOTES:

NICOLE BERG

By:
Name: Nicole Berg

S. KUMAR CHANDRASEKARAN, PH.D

By:
Name: S. Kumar Chandrasekaran, Ph.D

CLEARWATER FUND I, LP

By:
Name:
Title:

CLEARWATER OFFSHORE FUND, LTD.

By:
Name:
Title:

SHEA VENTURES LLC

By:
Name:
Title:

VALESCO HEALTHCARE OVERSEAS FUND LTD.

By:
Name:
Title:

VALESCO HEALTHCARE PARTNERS I, LP

By:
Name:
Title:

VALESCO HEALTHCARE PARTNERS II, LP

By:
Name:
Title:

PINTO TECHNOLOGY VENTURES, LP

By:
Name:
Title: